Exhibit 10.13

Financing Lease Contract

Lessee (Name):                                                                                 (hereinafter referred to as “Party A”)

Tel.:

ID No.:

Contact Address:

Guarantor (Name):

Tel.:

ID No.:

Contact Address:

Lessor: Guobang (Chengdu) Financing and Leasing Co., Ltd. (hereinafter referred to as “Party B”)

Contact:

Tel.:

Contact Address:

Risk Warning for Contract Signing:

Before signing this Contract, please read the content carefully. If you have any problems, you may ask Lessor for help. After signing this Contract, you are deemed to have fully understood the terms of the Contract.

By signing this agreement, the Lessee and the Lessor have established a lease contract of ___ month (s). During the term of lease, except for the force majeure or the Lessor’s reasons, the Lessee is required to pay the rent strictly in accordance with the Contract. If the Lessee wants to terminate the Contract early, it needs to pay a certain amount of liquidated damages. Please fully consider your real needs, financial status and other factors before signing this Contract.

According to the Contract Law of the People’s Republic of China and other laws and regulations, both parties have fully agreed to conclude this financial lease contract (hereinafter referred to as “the Contract”) in accordance with the following terms for mutual compliance.

1. Definitions

The following terms in this Contract shall have the following meanings unless otherwise stated:

1.1 Platform: It refers to the third-party e-commerce platform used by Party B and Party A to complete the vehicle leasing transaction: Yihao Youche Mall.

1.2 Online Ride-hailing: It specifically refers to the ride-hailing on the Didi Chuxing Platform.

1.3 Online Ride-hailing Service: It refers to the online non-peripatetic car hailing service provided based on the Didi platform using qualified vehicles and drivers, which integrates supply and demand information.

1.4 Law: It refers to laws, administrative regulations, local laws and regulations, autonomous regulations and separate regulations promulgated by the competent authorities, rules and regulations of the Ministries and Commissions of the State Council and local governments, judicial interpretations, normative documents, etc. in China.

1.5 Personal Injury Compensation: It refers to the compensation provided in the Interpretation of the Supreme People’s Court on Several Issues Concerning the Application of Law in the Trial of Cases on Personal Injury Compensation.

2. Subject of the Contract

2.1 Information of Vehicle Leased:

Vehicle Brand: _________; Model and Configuration: _________; Manufacturer: __________;

Dealer: ____________; Color: ____________; License Plate Number: ____________;

Engine Number: ____________; VIN: ____________ (hereinafter referred to as “rental vehicle”)

2.2 Purpose of the Vehicle: ____________.

3. Total Vehicle Purchase Amount, Term of Lease, Rent and Payment Method

3.1 Total vehicle purchase amount: RMB_______ (including vehicle price, vehicle purchase tax, insurance, license fee, vehicle and vessel use tax and others);

3.2 Down Payment: RMB__________, which shall be paid by Party A to Party B in cash, bank transfer or other means within________ days after the signing of this Contract.

3.3 Financing Principal: RMB ___________;

3.4 Term of Lease: The lease term of this Contract is _______ month(s), and the lease commencement date is ____________.

3.5 Rent and Rent Payment Method

3.5.1 The rent is calculated based on the total cost of Party B’s purchase of the vehicle leased and the reasonable profit of Party B. The total cost of the vehicle leased includes, but is not limited to, the price, purchase tax, insurance premium, vehicle and vessel tax, vehicle decoration fee, vehicle positioning device and other related expenses of the vehicle leased as well as all handling fees, financing interest (financing interest is calculated from the date of Party B’s payment or the actual burden of Party B), bank fees and management fees for the purchase of the vehicle.

3.5.2 Monthly rent: RMB__________ / month. Monthly rent shall be paid before the _____ day of each month in cash, bank transfer or other means.

3.6 The above payment shall be paid to Party B in advance when the pay day falls on a holiday.

4. Purchase, Delivery and Acceptance of the Vehicle Leased

4.1 Party B shall purchase a vehicle according to the requirements of Party A. The vehicle shall have the performance matched with the purpose of the vehicle as stipulated in Article 2.2, and all aspects including vehicle insurance shall comply with the relevant laws.

4.2 Party A has full decision on the name, specification, model, performance, quality, quantity, technical standard and service content, quality, technical guarantee, delivery time, etc. of the vehicle leased and can directly negotiate with the dealer. Party B is fully responsible for its decision. Party B signs a vehicle sales contract with the dealer according to the requirements of Party A. Party A shall provide Party B with various certificates of rights and interests, relevant approvals or licenses as deemed necessary by Party B.

4.3 Party B is responsible for raising the funds needed to purchase the vehicle leased and for handling various formalities in accordance with the vehicle sales contract. When Party A picks up the vehicle according to the vehicle sales contract, Party A shall, in the company of Party B or a third party entrusted by Party B, jointly go through the acceptance procedures and sign the relevant acceptance documents. Party A shall be responsible for the acceptance of the vehicle leased on the day of delivery to the designated place. After passing acceptance, Party A shall confirm the relevant information of Annex I “Vehicle Handover List”. Party B has the right to retain a spare vehicle key, which shall be returned to Party A after the expiration of this Contract and Party A obtains the ownership of the vehicle).

4.4 From the time when Party A signs Annex I “Vehicle Handover List”, the risk liability of the vehicle leased is transferred to Party A. When Party B pays for the purchase funds of the vehicle leased, Party B becomes the sole owner of the vehicle leased. During the performance of the Contract, Party A shall ensure that all reasonable measures are taken to prevent the infringement of Party B’s ownership of the vehicle and to compensate Party B for any loss arising from any third party’s claim of any rights to the vehicle leased.

5. Treatment of Defects in the Vehicle Leased

After delivery, if the vehicle leased causes damages to Party A due to the design and manufacture defects of the vehicle by the vehicle manufacturer, Party A may directly request the supplier or manufacturer to perform their guarantee liabilities for the quality and other aspects of the vehicle leased, with related expenses borne by Party A, but Party A shall provide necessary assistances. Party A shall not refuse to pay or suspend payment or delay payment of any part of the monthly rent or other amounts on the ground of the leased vehicle conditions or any claim arising from the vehicle condition or the delay in delivery by the supplier or manufacturer.

6. Insurance and Accidents

6.1 The insurance expenses of the vehicle leased during the term of lease shall be borne by Party B. Party B shall have the right to choose the insurance company independently, and Party A shall be the first insurance beneficiary. During the term of lease, if Party A fails to purchase the agreed contractual insurance in full and in time, Party B has the right to insure the vehicle with Party B as the first insurance beneficiary, in which case, Party B shall have the right to recover the expense on the vehicle insurance from Party A or deduct it from the deposit. Party A shall bear full liability for compensation for all losses caused to Party B by Party A’s failure to timely insure the vehicle.

6.2 Party A shall purchase the corresponding insurance during the term of lease according to the purpose of the vehicle leased in Article 2.2, and the purchased insurance shall comply with the laws. The types of insurance that should be purchased include: compulsory insurance for traffic accident of motor-driven vehicle (sum insured: RMB ___________), third-party liability insurance (sum insured: RMB ___________), vehicle personnel liability insurance (sum insured/seat: RMB ___________), vehicle damage insurance (sum insured: RMB ___________) and theft and robbery insurance and accident excess reduction.

6.3 After a traffic accident or other safety accident occurs in the vehicle leased during the term of lease, Party A shall still pay the monthly rent and the balance payment on time in accordance with this Contract. Party A shall notify Party B and the insurance company as soon as possible within twelve (12) hours after such an accident. Party B shall actively handle related matters and deal with insurance claims, and the insurance compensation paid by the insurance company shall be directly transferred to Party B. If the vehicle leased is lost or the damage of the vehicle cannot be repaired to the normal use status, Party B has the right to deduct from the monthly rent and the balance payment that should be paid by Party A as the insurance compensation. If the insurance compensation paid is less than the monthly rent payable by Party A (including the due but unpaid and undue monthly rent) and the balance payment, the insufficient portion shall be made up by Party A within a reasonable time specified by Party B. After Party B receives all the insurance compensation and the amount of the above-mentioned insufficient portion (if any) that Party A should pay, the Contract is terminated and the vehicle leased automatically transferred to Party A according to the state at that time, with Party A obtaining the ownership of the vehicle leased and the right to claim against the third party (if any). If the insurance compensation paid by the insurance company is more than the monthly rent payable by Party A (including the due but unpaid and undue monthly rent) and the balance payment, Party B shall transfer the excessive part in full to Party A within one (1) working day after receiving the insurance compensation. After that, the Contract is terminated and the vehicle leased automatically transferred to Party A according to the state at that time, with Party A obtaining the ownership of the vehicle leased and the right to claim against the third party (if any).

6.4 After a traffic accident or other safety accident occurs in the vehicle leased during the term of lease, Party A shall still pay the monthly rent and the balance payment on time in accordance with this Contract. Party A shall notify Party B and the insurance company as soon as possible within twelve (12) hours after such an accident. Party B shall actively handle related matters and deal with insurance claims, and the insurance compensation paid by the insurance company shall be directly transferred to Party B’s account. If the vehicle leased is partly damaged and can be repaired to the normal use status, Party B shall use the insurance compensation for the replacement and repair of the damaged parts to restore the vehicle leased to the normal use status; in case that Party A has paid for the vehicle repair and personal injury caused by the traffic accident or other safety accident, Party B shall, within one (1) working day after receiving the insurance compensation from the insurance company, and after deducting the overdue monthly rent and the corresponding late payment fee, liquidated damages and other expenses (if any), pay the remaining insurance compensation to Party A, with Party A obtaining the corresponding claims against the third party (if any).

6.5 In the event of a theft, damage or accident of the vehicle leased during the term of lease, Party A shall immediately report the case to the local public security organ and shall be responsible for obtaining the report certificate from the police. Party A also shall notify Party B and the insurance company as soon as possible within twelve (12) hours after the accident to facilitate the insurance claim. If Party A is negligent in the above-mentioned police report and notification or seeks reconciliation itself or has other acts that causes the insurance company to refuse to settle claims, which make the insurance company refuse or delay the claims settlement, Party A shall be liable for the loss therefrom.

6.6 During the term of lease, Party A shall make full payment of the monthly rent to Party B in time of searching the lost vehicle, the total loss processing and vehicle repair in accordance with this Contract.

7. Disposal of the Vehicle Leaded after the Lease Expires

Party B agrees to cooperate with Party A to handle the transfer registration of the vehicle within one (1) working day after Party A pays off all the payables hereunder such as monthly rent, taxes, late fees, liquidated damages and compensations, with related expenses borne by Party A. Since Party A has always been occupying and using the vehicle leased, there is no actual delivery behavior for such vehicle leased. At that time, Party B will not make any declaration or guarantee on the performance and condition of the vehicle leased, and Party A will accept the vehicle leased as per the then status.

8 Party A’s Right to Terminate this Contract

8.1 From the date of signing this Contract, Party A has the right to propose to terminate this Contract within last seven (7) days of every three (3) months after the Contract is signed. (For example, if this Contract is signed on May 4, 2017, Party A may unilaterally propose termination of this Contract from July 29, 2017 to August 4, 2017 or from October 29, 2017 to November 4, 2017.)

8.2 Party A shall submit an application to Party B at least 7 days in advance when Party A proposes to terminate the Contract, and Party A shall pay Party B liquidated damages and depreciation cost (if any):

8.2.1 Method of Liquidated Damages Calculation

Conditions for Party A’s unilateral termination
	Termination proposed within 3 months after contract signing	Termination proposed within 6 months after contract signing	Termination proposed within 9 months after contract signing	Termination proposed within 12 months after contract signing	Termination proposed within 15 months after contract signing	Termination proposed within 18 months after contract signing
Liquidated damages for vehicle purchase in full payment in advance	RMB______	RMB______	RMB______	RMB______	RMB______	RMB______
Liquidated damages for vehicle return	RMB_____	RMB______	RMB______	RMB_______	RMB______	RMB______
Liquidated damages for transferring into ordinary lease	RMB______	RMB______	RMB______	RMB_______	RMB______	RMB______
Conditions for Party A’s unilateral termination
	Termination proposed within 21 months after contract signing	Termination proposed within 24 months after contract signing	Termination proposed within 27 months after contract signing	Termination proposed within 30 months after contract signing	Termination proposed within 33 months after contract signing	Termination proposed within 36 months after contract signing
Liquidated damages for vehicle purchase in full payment in advance	RMB______	RMB______	RMB______	RMB______	RMB______	RMB______
Liquidated damages for vehicle return	RMB_____	RMB______	RMB______	RMB_______	RMB______	RMB______
Liquidated damages for transferring into ordinary lease	RMB______	RMB______	RMB______	RMB_______	RMB______	RMB______

Notes:

1. Party B shall clarify the calculation logic and method for the liquidated damages payable by Party A to terminate the Contract unilaterally;

2. Where Party A unilaterally terminates the Contract in advance, the amount of all liquidated damages that Party B can collect shall be guaranteed within 30% of the “down payment + total monthly rent within the term of lease+ balance payment” agreed in this Contract;

8.2.2 If vehicle leased undergoes major repairs during the term of lease (maintenance cost is more than RMB 3,000), Party B may collect the depreciation charge of the vehicle leased from Party A, which equals to ____% of the maintenance cost. (The depreciation charge each time should be guaranteed within 20% of the then maintenance cost and can only be charged in the case that Party A does not purchase the vehicle in full payment in advance but terminates the Contract unilaterally.)

8.2.3 Where Party A returns the vehicle and terminates this Contract or Party A makes the lease become an ordinary one, Party A shall deliver the vehicle to Party B in accordance with Party B’s request. If the vehicle leased is damaged or scraped or its internal and external parts, equipment, accessories, etc. are damaged and missing (except normal aging and wear and tear), which falls out of the insurance coverage, Party A shall compensate Party B for its actual loss.

8.2.4 Where Party A purchases the vehicle in full payment in advance, Party B shall cooperate with Party A to complete the transfer procedures, in which case, Party A shall bear the relevant expenses. The specific matters shall be determined through negotiation by both parties.

8.2.5 Party A shall settle all violation fines caused by the vehicle leased during the term of lease.

8.2.6 If Party A terminates this Contract in advance, except for the expenses that should be paid according to this Contract (such as monthly rent payable by Party A but not yet paid to Party B, insurance premium, etc.), and the expenses stipulated in 8.2.1, 8.2.2 (if any) and 8.2.3 (if any), Party A has no need to pay Party B the remaining monthly rent, balance payment and any other fees.

8.2.7 Other matters shall be determined through negotiation by Party B and Party A.

9. Party B’s Rights and Obligations

9.1 Before the ownership is transferred, Party B shall have complete and independent ownership of the vehicle leased, and Party A shall not make any act that infringes the ownership of Party B.

9.2 Party B has the right to attach a logo indicating Party B as the owner on the leased item and install a GPS monitoring system on the vehicle leased;

9.3 Party B has the right to understand the use, damage, maintenance and other conditions of the vehicle leased without prejudice of Party A’s use of the vehicle leased, in which case, Party A shall provide cooperation and assistance;

9.4 Party B is obliged to keep confidential the personal information of Party A.

10. Party A’s Rights and Obligations

10.1 Party A has the right to select the manufacturer and distributor of the vehicle leased.

10.2 If Party A uses the vehicle leased for the online car-hailing, Party A shall ensure that both itself and the vehicle leased comply with the local laws and regulations on the online car-hailing and obtain the necessary permission or qualification.

10.3 Party A shall pay the amount stipulated in this Contract and the expenses it shall bear in full and on time. Party A shall bear all the expenses incurred by Party A in using the vehicle leased during the term of lease (including but not limited to vehicle insurance premium, maintenance and repair fee, various fines, the cost of handling various certificates, etc.).

10.4 In consideration of the reasonable control and safety of the use of vehicle leased, Party A has already known the scope of using of the vehicle leased before signing this Contract, and at the same time promises that the vehicle leased will be used in principle within the city of Chengdu.

10.5 Party A shall, in accordance with the agreed purpose and the performance and operating procedures of the vehicle leased, use the vehicle leased reasonably and legally. The vehicle leased must be driven by a person who holds a valid driver’s license issued by the public traffic control department and suitable for the corresponding model in accordance with the relevant national laws.

10.6 Party A shall be responsible for carrying out the necessary inspection and maintenance of items involved in safe driving such as engine oil, brake fluid, cooling water and battery water of the vehicle leased to maintain good condition of the vehicle leased; and Party A also shall promptly maintain the vehicle according to the provisions of the vehicle maintenance manual. If any abnormal conditions are found, Party A shall immediately notify Party B in writing and send the vehicle leased for repair.

10.7 If the vehicle needs to be towed due to accident or breakdown during the use of the vehicle, Party A shall notify Party B while handling the situation by itself.

10.8 Where vehicle windshield wipers, tires (including inner tubes, cover tires, steel rings, wheel caps and tire covers), spare tires and other consumables are stolen or damaged by external force, punctured, broken due to improper use by Party A, Party A shall bear the corresponding responsibility. Except for the care of the good manager, Party A shall not intentionally damage, or shall not arbitrarily add or modify or replace spare parts to reduce the value of the vehicle leased without the written consent of Party B, and Party A shall be responsible for any losses caused to Party B therefrom. If Party B agrees it in writing, the additional equipment or modification fee and the derived maintenance and repair costs shall still be borne by Party A, and in case the addition or modification is in violation of the laws, the resulting fine and the derivative expenses of vehicle re-inspection and specification change shall be borne by Party A.

10.9 Party A shall not sublease the vehicle leased. If it is necessary to sublease the vehicle, Party A shall notify Party B in writing before the sublease and shall obtain the written consent of Party B. Party A is prohibited to use the vehicle leased for automobile race, the placement of contraband, and criminal activities that will seriously affect the safe state of the vehicle leased.

10.10 If there is any change in the actual residential address of Party A or the storage location of the vehicle leased, Party A shall immediately notify Party B in writing. If Party A fails to give written notice to Party B in a timely manner and refuses to provide such information after Party B’s reminder, Party B has reason to believe that Party A has the intention to illegally possess the vehicle leased and can decide whether to terminate this Contract and investigate Party A’s liability for breach of contract.

10.11 Except for reasons attributed to Party B, if the vehicle leased is seized, detained, confiscated or subject to the claim by any third party, Party A shall be responsible for resolving it and bearing the relevant expenses and notify Party B in writing at the same time.

10.12 Party A shall carry the relevant licenses for the vehicle leased under this Contract with the vehicle and shall keep it properly. If damage or loss occurs, the expenses incurred shall be borne by Party A.

10.13 Party A shall be responsible for payment of administrative fines, point deductions and any other expenses incurred by Party A in violation of the law within the prescribed duration, without delay. Party A shall be responsible for fines or late fees incurred due to overdue payment. If Party B has advanced payment, Party A shall reimburse Party B within seven (7) days from the date of advancement by Party B.

10.14 Party A shall open real-time GPS trajectory data to Party B personnel and shall assist Party B in monitoring the vehicle leased.

11. Guarantee (this article applies in the case that a guarantor exists)

The guarantor under this Contract is the joint and responsible guarantor of Party A hereunder. The guarantor irrevocably guarantees to Party B that Party A will fully and properly perform all its obligations and responsibilities under this Contract; otherwise, the guarantor shall perform the relevant contractual obligations within ten (10) working days after Party B has given written notice to it and bear the corresponding breach of contract liability to Party B that Party A shall bear in accordance with this Contract.

12. Liability for Breach of Contract

12.1 Except major policy changes or force majeure (force majeure refers to an event that cannot be reasonably controlled, and is unforeseeable or unavoidable even it is foreseeable by both parties hereto, which obstructs, affects or delays any party’s performance of all or part of its obligations under this Contract. Such events include but are not limited to natural disasters, wars, fires, riots or any other similar incidents that are considered force majeure in accordance with commercial practice.), if either party breaches this Contract, fails to perform or is negligent in performing this Contract, it shall be deemed to be in breach of contract and shall be liable for breach of contract in accordance with the Contract or the law.

12.2 If Party A has one of the following circumstances during the term of lease, Party B has the right to terminate the Contract in advance, control and recover the vehicle, and Party B shall give Party A _________days, so that it can settle the monthly rent balance, balance payment and other contractual payables. If Party A cannot pay all the above-mentioned expenses to purchase the vehicle within the time specified by Party B, Party B has the right to dispose of the vehicle leased itself.

12.2.1 Any due monthly rent or balance payment or other expenses that are overdue for over ___________days;

12.2.2 Party A fails to purchase insurance in full in accordance with the Contract for the vehicle leased and still fails to purchase it in accordance with the Contract after notification by Party B;

12.2.3 Party A maliciously removes GPS (vehicle positioning device);

12.2.4 Party A fails to properly use the vehicle leased in accordance with the Contract or uses the vehicle leased for illegal activities;

12.2.5 Party A is criminally detained or wanted by the public security organ for illegal acts;

12.2.6 Party A conceals the truth and provides false statements or materials;

12.2.7 Party A subleases the leased vehicle without the consent of Party B;

12.2.8 The vehicle leased is seized, confiscated, auctioned, forcibly occupied or subject to similar threats;

12.2.9 Party A involves major litigation/arbitration/criminal proceedings, or its property is subject to coercive measures;

12.2.10 Party B loses contact with Party A for more than ________days, and based on the credit status of Party A, Party B believes there is risk.

12.3 When Party A fails to pay the monthly rent and other expenses payable in accordance with this Contract, Party B shall have the right to charge Party A the liquidated damages as per ____% of payables/day until Party A has paid all overdue payments and liquidated damages to Party B.

12.4 Where Party B takes back or Party A returns the vehicle leased upon the termination of this Contract, if the vehicle leased is damaged or scraped or its internal and external parts, equipment, accessories, etc. are damaged and missing (except normal aging, and wear and tear) in time of vehicle inspection, which falls out of the scope of insurance coverage, Party A shall compensate Party B for its actual loss.

12.5 If Party A violates the provision of Article 10.9, Party A shall bear all the liabilities and losses caused by its breach of contract and unconditionally compensate Party B for the losses suffered by Party B.

12.6 If Party B violates Article 7 and fails to handle the transfer registration of the leased vehicle without any delay, Party B shall pay Party A liquidated damage as per RMB____/day (the amount here shall be in the range of RMB 200 - 500 /day).

12.7 Both parties have the right to recover from the other party reasonable expenses arising from the execution or protection of their rights under this Contract, including but not limited to litigation/arbitration fees, appraisal fees, investigation fees, etc.

13. Amendments

For matters not covered in this Contract, the parties may amend the Contract by consensus. The amendments to the contract shall take effect in writing and after signed or sealed by the parties. The supplementary clauses formed by the amendments to the contract have the same effect as this Contract. In the event of any inconsistency between this Contract and the supplemental clauses, the latter shall prevail.

14. Dispute Resolution

14.1 This Contract is governed by the laws of the People’s Republic of China.

14.2 The place of signing this Contract is____________. All disputes arising from the performance of this Contract shall be settled through friendly negotiation. If the negotiation fails and a lawsuit is filed, the parties agree that the lawsuit shall be subject to the people’s court with jurisdiction in the place where the Contract is signed.

15. Text and Validation of the Contract

This Contract shall take effect when both parties complete the signing on the third party contracting platform.

16. Annex and Effects Thereof

This Contract contains the following annex, which forms an integral part of this Contract, constitutes an entire contract together with and has the same legal effect as the body of the Contract.

17. Miscellaneous

17.1 Party A and Guarantor (if any) agree and authorize Party B to inquire and report the relevant credit information of himself/herself and his/her spouse through the Financial Credit Information Basic Database of the People’s Bank of China when handling the financial leasing business.

17.2 Such phrases as “above”, “below” and “within” in this Contract all include the given figure; such phrases as “within N working days”, “within N days” and “N days in advance” all include the Nth working day and the Nth day.

Annex List: Annex I “Vehicle Handover List”

Party A:	Party B:

Date:	Date:

Annex 1

Vehicle Handover List

(For fuel vehicle)

Instructions and commitments for both parties:

1. When the vehicle is handed over, both parties must confirm that the actual vehicle status is consistent with what is displayed on the platform online and the vehicle information contained in the lease contract signed between the two parties.

2. When the vehicle is returned, both parties must reach an agreement on whether the vehicle’s appearance and components are damaged or missing.

3. Both parties shall test and confirm the quality and performance of the vehicle, and sign this handover list if there is no objection. Either party shall not claim to blame the other party for any quality or performance faults of the vehicle leased after signing this list.

4. As for the following table, if there is no mark, the vehicle is considered to be in good condition; if there is problem, it will be filled in the table.

Model:

License plate number:

Engine number:

VIN:

Check Item	Vehicle delivery	Vehicle return	Check Item	Vehicle delivery	Vehicle return	Check Item	Vehicle delivery	Vehicle return
Mileage			Fuel level			Front and rear licenses
Light			Rear view mirror			Bumper
Antenna			Door lock			Panel
Tire			Fuel tank cap			Interior
Engine			Oil dipstick			Storage battery
Vehicle start			Instrument light			Windscreen wiper
Water sprinkler			Air conditioner			Steering gear
Schedule			Instrument board			Recorder /CD
Brake			Chassis			Clutch
Key			Cigar lighter			Vehicle run-in period
Relevant Certificates (If yes, please mark “valid” or “invalid”; if not, mark “none”)
Driving license			Additional charge certificate			Annual verification certificate
Vehicle and vessel tax			Compulsory insurance label			Maintenance manual
Spare Tools and Accessories (If yes, please mark “damaged” or “not damaged”; if not, mark “none”
Jack			Spare tire			Safety lock
Tripod			Tire wrench			Screwdriver
Seat cover			Floor mat			Carpet
Fire extinguisher

Vehicle Damage Status Table
	Scratch	Crack	Concave	Paint Peeling	Missing
Headstock
Tailstock
Top surface
Left side of vehicle body
Right side of vehicle body

Note: Without special remarks, the vehicle parts not listed in the table are considered to be not damaged.

Vehicle Handover List

(For new energy vehicle)

Instructions and commitments for both parties:

1. When the vehicle is handed over, both parties must confirm that the actual vehicle status is consistent with what is displayed on the platform online and the vehicle information contained in the lease contract signed between the two parties.

2. When the vehicle is returned, both parties must reach an agreement on whether the vehicle’s appearance and components are damaged or missing.

3. Both parties shall test and confirm the quality and performance of the vehicle, and sign this handover list if there is no objection. Either party shall not claim to blame the other party for any quality or performance faults of the vehicle leased after signing this list.

4. As for the following table, if there is no mark, the vehicle is considered to be in good conditions; if there is problem, it will be filled in the table.

Basic Information on Vehicle Inspection
Vehicle model						License plate number
VIN						Engine number
Vehicle color			Travelled distance			Maintenance period
Next maintenance mileage			Maintenance
Items to be Inspected in Time of Vehicle Delivery and Return
Item	Vehicle delivery	Vehicle return	Item	Vehicle delivery	Vehicle return	Item	Vehicle delivery	Vehicle return
Toolkit			Electric quantity			Driving license
Jack						Insurance card
Fault warning sign			Charging gun			Environmental protection mark
Spare tire			Interior			Car manual
Fire extinguisher			Seat			Antenna
Tire			Foot pad
Key			Navigation card

Vehicle Appearance Status Inspection Table

	Scratch	Crack	Concave	Paint peeling	Missing
Front
Rear
Top
Left side of car body
Right side of car body

Note: Without special remarks, the vehicle parts not listed in the table are considered not damaged.